ENSURGE, INC.

SUBSCRIPTION AGREEMENT

SUBSCRIPTION AGREEMENT ("Subscription Agreement") made as of this 2nd day of February, 2010, between Ensurge, Inc. , a Nevada corporation with offices located at 4766 S. Holladay Blvd., Salt Lake City, UT 84121 (the "Company"), and the undersigned (the "Subscriber").

WHEREAS, pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 506 promulgated thereunder, the Company is offering up to 2,000,000 shares of the Company's common stock in a private placement (the "Offering") on the terms and conditions set forth herein;

WHEREAS, Subscriber is an accredited investor, meeting the following test:

The Subscriber is an entity in which all of the equity owners are accredited investors (i.e., all of the equity owners meet one of the tests for an accredited investor).

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

I. SUBSCRIPTION FOR SECURITIES; REPRESENTATIONS BY AND COVENANTS OF SUBSCRIBER

1.1 **Subscription for Securities.** Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company 2,000,000 shares of the Company's common stock, $.001 par value ("Shares"), at a purchase price of $0.25 per share, and the Company agrees to sell such Shares to the Subscriber for said purchase price.

1.2 Anti-Dilution. If during the 12 months following the date of this Subscription Agreement the Company sells Shares, or securities convertible into Shares, at a price per Share less than that paid by the Subscriber, then the Company shall issue additional Shares to the Subscriber in an amount such that the total number of shares issued to the Subscriber shall equal $500,000 divided by a price per share 20% lower than that paid by the new buyer of Shares.

1.3 Lockup. The Company represents that it has an agreement with all of its officers, directors, and affiliated parties prohibiting any of them from selling any of their shares for six months from the date of removal of the restrictive legend from all the Subscriber's Shares purchased under this Subscription Agreement.

1.4 Registration. The Company shall register the shares being sold in this Offering within 90 days from close of the Offering.

1.5 **Reliance on Exemptions.** The Subscriber acknowledges that the Offering has not been reviewed by the United States Securities and Exchange Commission (the "SEC") or any state agency because it is intended to be a nonpublic offering exempt from the registration requirements of the Securities Act and state securities laws. The Subscriber understands that the Company is relying in part upon the truth and accuracy of, and the Subscriber's compliance with the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein, in order to determine the availability of such exemptions and the eligibility of the Subscriber to acquire the Securities.

1.6 **Investment Purpose.** The Subscriber represents that the Securities are being purchased for its own account, for investment purposes only and not for distribution or resale to others in contravention of the registration requirements of the Securities Act. The Subscriber agrees that it will not sell or otherwise transfer the Securities unless they are registered under the Securities Act or unless an exemption from such registration is available.

1.7 **Accredited Investor.** The Subscriber represents and warrants that it is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act, and that it is able to bear the economic risk of any investment in the Securities. The Subscriber further represents and warrants that the information furnished in the accompanying accredited investor questionnaire, which is attached hereto as Exhibit A, is accurate and complete in all material respects.

1.8 **Risk of Investment.** The Subscriber recognizes that the purchase of the Securities involves a high degree of risk in that: (a) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Securities; (b) transferability of the Securities is limited; and (c) the Company may require substantial additional funds to operate its business, and subsequent equity financings will dilute the ownership and voting interests of Subscriber.

1.9 **Prior Investment Experience.** The Subscriber acknowledges that it has prior investment experience and that it recognizes the highly speculative nature of this investment.

1.10 **Information.** The Subscriber acknowledges careful review of this Subscription Agreement as well as the Company's filings with the Securities and Exchange Commission, as required pursuant to the Securities and Exchange Act of 1934, which are available on the Internet at www.sec.gov (collectively, the "Offering Documents"), all of which the undersigned acknowledges have been provided to the undersigned. The undersigned has been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of this Offering and the Offering Documents and to obtain such additional information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of same as the undersigned reasonably desires in order to evaluate the investment. The undersigned understands the Offering Documents, and the undersigned has had the opportunity to discuss any questions regarding any of the Offering Documents with its counsel or other advisor. Notwithstanding the foregoing, the only information upon which the undersigned has relied is that set forth in the Offering Documents. The undersigned has received no representations or warranties from the Company, its employees,

agents, or attorneys in making this investment decision other than as set forth in the Offering Documents. The undersigned does not desire to receive any further information.

1.11 **No Representations.** The Subscriber hereby represents that, except as expressly set forth in the Offering Documents, no representations or warranties have been made to the Subscriber by the Company or any agent, employee or affiliate of the Company, and in entering into this transaction the Subscriber is not relying on any information other than that contained in the Offering Documents and the results of independent investigation by the Subscriber.

1.12 **Tax Consequences.** The Subscriber acknowledges that the Offering may involve tax consequences and that the contents of the Offering Documents do not contain tax advice or information. The Subscriber acknowledges that it must retain its own professional advisors to evaluate the tax and other consequences of an investment in the Securities.

1.13 **Transfer or Resale.** The Subscriber understands and hereby acknowledges that the Company is under no obligation to register the Securities under the Securities Act except as contained herein. The Subscriber consents that the Company may, if it desires, permit the transfer of the Securities out of the Subscriber's name only when the Subscriber's request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Securities Act or any applicable state "blue sky" laws.

1.14 **Legends.** The Subscriber understands that the certificates representing the Securities, until such time as they have been registered under the Securities Act, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such certificates or other instruments):

> THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR (B) AN OPINION OF COUNSEL, IN A REASONABLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS, OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped, if (a) such Securities are being sold pursuant to a registration statement under the Securities Act, (b) such holder delivers to the Company an opinion of counsel, in a reasonably acceptable form, to

the Company that a disposition of the Securities is being made pursuant to an exemption from such registration, or (c) such holder provides the Company with reasonable assurance that a disposition of the Securities may be made pursuant to the Rule 144 under the Securities Act without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold.

1.15 **No General Solicitation.** The Subscriber represents that the Subscriber was not induced to invest by any form of general solicitation or general advertising including, but not limited to, the following: (a) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the news or radio; and (b) any seminar or meeting whose attendees were invited by any general solicitation or advertising.

1.16 **Validity; Enforcement.** If the Subscriber is a corporation, partnership, trust or other entity, the Subscriber represents and warrants that: (a) it is authorized and otherwise duly qualified to purchase and hold the Securities; and (b) that this Subscription Agreement has been duly and validly authorized, executed and delivered and constitutes the legal, binding and enforceable obligation of the undersigned. If the Subscriber is an individual, the Subscriber represents and warrants that this Subscription Agreement has been duly and validly executed and delivered and constitutes the legal, binding and enforceable obligation of the undersigned.

1.17 **Address.** The Subscriber hereby represents that the address of the Subscriber furnished by the Subscriber at the end of this Subscription Agreement is the undersigned's principal residence if the Subscriber is an individual or its principal business address if it is a corporation or other entity.

II. REPRESENTATIONS BY THE COMPANY

The Company represents and warrants to the Subscriber, except as set forth in the disclosure schedules attached hereto:

2.1 **Organization**. The Company is duly organized and validly existing in good standing under the laws of the jurisdiction of its organization. The Company has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted, and is registered or qualified to do business and in good standing in each jurisdiction in which the nature of the business conducted by it or the location of the properties owned or leased by it requires such qualification and where the failure to be so qualified would have a material adverse effect upon the Company's financial condition (a "Material Adverse Effect"), and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

2.2 **Due Authorization and Valid Issuance**. The Company has all requisite power and authority to execute, deliver and perform its obligations under the Offering Documents, and when executed and delivered by the Company will constitute legal, valid and binding agreements of the Company enforceable against the Company in

accordance with their terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, and except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally, and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

2.3 **Noncontravention**. The execution and delivery of the Offering Documents, the issuance and sale of the Securities under the Offering Documents, the fulfillment of the terms of the Offering Documents, and the consummation of the transactions contemplated thereby will not (i) conflict with or constitute a violation of, or default (with the passage of time or otherwise) under (1) any material bond, debenture, note or other evidence of indebtedness, lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company is a party or by which it or any of its properties are bound, (2) the charter, bylaws or other organizational documents of the Company or any subsidiary or (3) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or its properties, except for any such conflicts, violations or defaults that are not reasonably likely to have a Material Adverse Effect, or (ii) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness, indenture, mortgage, deed of trust or any other agreement or instrument to which the Company is a party or by which it is bound or to which any of the material property or assets of the Company is subject. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body in the United States or any other person is required for the execution and delivery of the Offering Documents and the valid issuance and sale of the Securities to be sold pursuant to the Offering Documents, other than such as have been made or obtained, and except for any post-closing securities filings or notifications required to be made under federal or state securities laws.

2.4 **No Violation**. The Company is not (a) in violation of its charter, bylaws, or other organizational document; (b) in violation of any law, administrative regulation, ordinance, or order of any court or governmental agency, arbitration panel or authority applicable to the Company, which violation, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect; or (c) in default (and there exists no condition that, with the passage of time or otherwise, would constitute a default) in any material respect in the performance of material agreement or instrument to which the Company is a party or by which the Company is bound or by which the properties of the Company are bound, that would be reasonably likely to have a Material Adverse Effect. The business of the Company is not being conducted, and shall not be conducted so long as the investors own any of the Securities, in violation of any law, ordinance, rule, regulation, order, judgment or decree of any governmental entity, court or arbitration tribunal, except for possible violations the sanctions for which either singly or in the aggregate would not have a Material Adverse Effect.

2.5 **Capitalization**. The Company is authorized to issue 100,000,000 shares of common stock, $.001 par value per share, and no preferred stock, As of the date hereof, the Company has **26,761,256** shares of common stock (before giving effect to the purchase contemplated by this Subscription Agreement). The Securities to be sold pursuant to the Offering Documents have been duly authorized, and when issued and paid for in accordance with the terms of the Agreements will be duly and validly issued, fully paid and nonassessable. The outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. There are no stockholders agreements (other than a lockup agreement with all officers, directors, and affiliated parties), voting agreements or other similar agreements with respect to the common stock of the Company to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's stockholders. The Company does not have any so-called stockholder rights plan or "poison pill" and there are no "shark-repellant" charter or bylaw provisions or so-called "state antitakeover" statutes applicable, in any case, to all or any portion of the transactions contemplated by the Offering Documents, including, without limitation, issuance of the Securities.

2.6 **Legal Proceedings**. Except as otherwise disclosed in the Company's filings with the Securities and Exchange Commission, there is no action, suit, proceeding, or to the knowledge of the Company, inquiry or investigation before or by any court, public board, governmental agency or authority, or self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its directors or officers in their capacities as such, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect or would adversely affect the Offering or that would adversely affect the validity or enforceability of, or the authority or ability of the Company to consummate the Offering.

2.7 **Internal Accounting Controls**. The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its subsidiaries, is made known to the certifying officers by others within those entities. The Company's certifying officers evaluated the effectiveness of the Company's controls and procedures as required by the rules of the Securities and Exchange Commission.

2.8 **Governmental Permits, etc.** The Company has all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department, or body that are currently necessary

for the operation of the business of the Company as currently conducted, except where the failure to currently possess could not reasonably be expected to have a Material Adverse Effect.

2.9 **Intellectual Property**. (i) The Company owns or possesses sufficient rights to use all material patents, patent rights, trademarks, copyrights, licenses, inventions, trade secrets, trade names, and know-how (collectively, "Intellectual Property") as owned or possessed by it, or that are necessary for the conduct of its business as now conducted or as proposed to be conducted, except where the failure to currently own or possess would not have a Material Adverse Effect, (ii) the Company has not received any notice of, or has any knowledge of, any asserted infringement by the Company of, any rights of a third party with respect to any Intellectual Property that, individually or in the aggregate, would have a Material Adverse Effect, and (iii) the Company has not received any notice of, or has no knowledge of, infringement by a third party with respect to any Intellectual Property rights of the Company that, individually or in the aggregate, would have a Material Adverse Effect.

2.10 **SEC Reports; Financial Statements**. The Company has filed or furnished all reports, schedules, forms, statements and other documents required to be filed or furnished by it under the Securities Act and the Exchange Act (including all required exhibits thereto), including pursuant to Section 13(a) or 15(d) thereof, for the 12 months preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials, as amended and including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the "SEC Reports") and any notices, reports or other filings pursuant to applicable requirements of the Trading Market on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the applicable requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments. The Company warrants that it will file its SEC reports in a timely manner such that Seaside will not be prohibiting from selling its Shares under Rule 144 should a registration statement covering such shares not be declared effective prior to Seaside's eligibility to sell its Shares under Rule 144.

2.11 **Litigation.** Except as disclosed in the SEC Reports, there is no action, suit, notice of violation, or proceeding pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Shares or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor, to the knowledge of the Company, any director or officer thereof (in his or her capacity as such), is or has been the subject of any Action involving a claim or violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been and, to the knowledge of the Company, there is not currently pending, any investigation by the Commission involving the Company or any current or former director or officer of the Company (in his or her capacity as such). The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act and, to the Company's knowledge, no proceeding for such purpose is pending before by the Commission.

2.12 **Acknowledgment Regarding Seaside's Purchase of Shares.** The Company acknowledges and agrees that Seaside is acting solely in the capacity of an arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby. The Company further acknowledges that Seaside is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by Seaside or any of its respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to Seaside's purchase of the Shares. The Company further represents to Seaside that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

2.13 **Approvals**. The issuance and listing on the Trading Market of the Shares requires no further approvals, including but not limited to, the approval of stockholders.

2.14 **Disclosure.** The Company confirms that neither the Company nor any officer, director or employee of the Company acting on its behalf (as such term is used in Regulation FD) has provided Seaside or its agents or counsel with any information that the Company believes may constitute material, non-public information except insofar as the existence and terms of the proposed transactions hereunder may constitute such information. The Company understands and confirms that Seaside will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. All written disclosure provided to Seaside regarding the Company, its business and the transactions contemplated hereby furnished by or on behalf of the Company with respect to the representations and warranties made herein are true and correct with respect to such representations and warranties and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that Seaside

does not make and has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this agreement.

III. MISCELLANEOUS

3.1 **Notice.** Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Subscription Agreement must be in writing and will be deemed to have been delivered: (a) upon receipt, when delivered personally, (b) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party), or (c) one (1) business day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

To the Company:

Ensurge, Inc.
4766 S. Holladay Blvd
Salt Lake City, UT 84121

With a copy to (which shall not constitute notice):

Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Attention: Andrea Cataneo
Facsimile: 1-212-930-9725

If to the Subscriber, to its address and facsimile number set forth at the end of this Subscription Agreement, or to such other address and/or facsimile number and/or to the attention of such other person as specified by written notice given to the Company five (5) days prior to the effectiveness of such change. Written confirmation of receipt (a) given by the recipient of such notice, consent, waiver or other communication, (b) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission, or (c) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (a), (b) or (c) above, respectively.

3.2 **Entire Agreement; Amendment.** This Subscription Agreement supersedes all other prior oral or written agreements between the Subscriber, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Subscription Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Subscriber makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Subscription Agreement may be amended or waived other than by an instrument in writing signed by the Company and the holders of at least a majority of the Securities then outstanding

(determined on an as exercised to common stock basis) (or if prior to the closing, the Subscribers purchasing at least a majority of the Securities to be purchased at the closing). No such amendment shall be effective to the extent that it applies to less than all of the holders of the Securities then outstanding.

3.3 **Severability.** If any provision of this Subscription Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Subscription Agreement in that jurisdiction or the validity or enforceability of any provision of this Subscription Agreement in any other jurisdiction.

3.4 **Governing Law; Jurisdiction; Waiver of Jury Trial.** All questions concerning the construction, validity, enforcement and interpretation of this Subscription Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in New York County, New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Subscription Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereby irrevocably waives any right it may have, and agrees not to request, a jury trial for the adjudication of any dispute hereunder or in connection with or arising out of this Subscription Agreement or any transaction contemplated hereby.

3.5 **Headings.** The headings of this Subscription Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Subscription Agreement.

3.6 **Successors and Assigns.** This Subscription Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. The Company shall not assign this Subscription Agreement or any rights or obligations hereunder without the prior written consent of the holders of at least a majority the Securities then outstanding, except by merger or consolidation. The Subscriber shall not assign its rights hereunder without the consent of the Company, which consent shall not be unreasonably withheld.

3.7 **No Third Party Beneficiaries.** This Subscription Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

3.8 **Survival.** The representations and warranties of the Company and the Subscriber contained in Articles I and II and the agreements set forth this Article IV shall survive closing for a period of two years.

3.9 **Further Assurances.** Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Subscription Agreement and the consummation of the transactions contemplated hereby.

3.10 **No Strict Construction.** The language used in this Subscription Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

3.11 **Legal Effect.** The Subscriber acknowledges that: (a) it has read this Subscription Agreement and the exhibits hereto; and (b) it understands the terms and consequences of this Subscription Agreement and is fully aware of its legal and binding effect.

3.12 **Counterparts.** This Subscription Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

[Signature page follows.]

IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the day and year first written above.

No. of Shares: 2,000,000

Name of Subscriber
Seaside 88, LP

Signature

Name (Please Print)
William J. Ritger

Title
Manager of the General Partner

750 Ocean Royale Way, Suite 805

Juno Beach, FL 33408

Address of Subscriber

22-2633116

Taxpayer Identification Number of Subscriber

Subscription Accepted:

ENSURGE, INC.

By:________________________

Name: Michael Campbell
Title: President and CEO

EXHIBIT A

CONFIDENTIAL INVESTOR QUESTIONNAIRE

The Subscriber represents and warrants that he, she or it comes within one category marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the Subscriber comes within that category. ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL. The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category A ___ The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

Explanation. In calculating net worth you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B ___ The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C ___ The undersigned is a director or executive officer of the Company which is issuing and selling the Shares.

Category D ___ The undersigned is a bank; a savings and loan association; insurance company; registered investment company; registered business development company; licensed small business investment company ("SBIC"); or employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or (c) is a self directed plan with investment decisions made solely by persons that are accredited investors. (describe entity)___

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Category E ___ The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940. (describe entity)

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Category F _X_ The undersigned is either a corporation, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Shares and with total assets in excess of $5,000,000. (describe entity)

____

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Category G ___ The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, where the purchase is directed by a "sophisticated investor" as defined in Regulation 506(b)(2)(ii) under the Act.

Category H _X_ The undersigned is an entity (other than a trust) in which all of the equity owners are "accredited investors" within one or more of the above categories. If relying upon this Category alone, each equity owner must complete a separate copy of this Agreement. (describe entity)

____

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Category I ___ The undersigned is not within any of the categories above and is therefore not an accredited investor.

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the closing in the event that the representations and warranties in this Agreement shall cease to be true, accurate and complete.

SUITABILITY (please answer each question)

(a) For an individual Subscriber, please describe your current employment, including the company by which you are employed and its principal business:

____

____

____

____

(b) For an individual Subscriber, please describe any college or graduate degrees held by you:

____

____

___

___

(c) For all Subscribers, please list types of prior investments:

Very active buyer of private placements in publicly traded securities.

(d) For all Subscribers, please state whether you have participated in other private placements before:

YES___x___ NO______

(e) If your answer to question (d) above was "YES", please indicate frequency of such prior participation in private placements of:

	Public Companies	Private Companies	Public or Private Companies with no, or insignificant, assets and operations
Frequently	x		x
Occasionally			
Never		x	

(f) For individual Subscribers, do you expect your current level of income to significantly decrease in the foreseeable future:

YES_______ NO______

(g) For trust, corporate, partnership and other institutional Subscribers, do you expect your total assets to significantly decrease in the foreseeable future:

YES_______ NO___x___

(h) For all Subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

YES_______ NO___x___

(i) For all Subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you seek to subscribe?

YES___x____ NO______

(j) For all Subscribers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES__x_____ NO______

MANNER IN WHICH TITLE IS TO BE HELD. **(circle one)**

(a) Individual Ownership
(b) Community Property
(c) Joint Tenant with Right of Survivorship (both parties must sign)
xxx(d) Partnership*
(e) Tenants in Common
(f) Company*
(g) Trust*
(h) Other*

*If Securities are being subscribed for by an entity, the attached Certificate of Signatory must also be completed.

FINRA AFFILIATION.

Are you affiliated or associated with a FINRA member firm (please check one):

Yes _________ No _____x_____

If Yes, please describe:

____

____

-

____

*If Subscriber is a Registered Representative with a FINRA member firm, have the following acknowledgment signed by the appropriate party:

The undersigned FINRA member firm acknowledges receipt of the notice required by Article 3, Sections 28(a) and (b) of the Rules of Fair Practice.

____
Name of FINRA Member Firm

By: ___________________________
Authorized Officer

Date: __________________________

The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in the Confidential Investor Questionnaire contained in this Article VII and such answers have been provided under the assumption that the Company will rely on them.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

No. OF SHARES 2,000,000 X $0.25 = $500,000 ("Purchase Price")

Signature

William J. Ritger
Name Typed or Printed

Manager of the General Partner
Title (if Subscriber is an Entity)

Seaside 88, LP
Entity Name (if applicable)

750 Ocean Royale Way, Suite 805
Address

Juno Beach, FL 33408
City, State and Zip Code

561.891.1903
Telephone-Business

same
Telephone-Residence

866.358.6721
Facsimile-Business

same
Facsimile-Residence

22-2633116
Tax ID # or Social Security #

Name in which securities should be issued: Seaside 88, LP

Dated: 2-2, 2010

This Subscription Agreement is agreed to and accepted as of February 2, 2010.

Ensurge, Inc.

By: ______________________

Name: Michael Campbell
Title: President and CEO

CERTIFICATE OF SIGNATORY

(To be completed if Shares are being subscribed for by an entity)

I, William J. Ritger am the Manager of Seaside 88 Advisors, LLC, which is the General Partner of Seaside 88, LP (the "Entity").

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Shares, and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this 2nd day of February

(Signature)